EXHIBIT 21.1

SUBSIDIARIES OF WASTE CONNECTIONS, INC.

Other Names
	State of	Under Which
	Incorporation/	Conducts
Subsidiary	Organization	Business
ACE SOLID WASTE, INC.	Minnesota
ADVANCED SYSTEMS PORTABLE RESTROOMS, INC.	Oregon	Advanced Mobile Storage
Advanced Systems Portable
Restrooms
McDonald Portable Toilets
ALASKA WASTE-INTERIOR, LLC	Alaska
ALASKA WASTE-KENAI PENINSULA, LLC	Alaska
ALASKA WASTE MAT-SU, LLC	Alaska
AMERICAN DISPOSAL COMPANY, INC.	Washington	Vashon Disposal
ANDERSON COUNTY LANDFILL, INC.	Delaware	Anderson County Landfill
ANDERSON REGIONAL LANDFILL, LLC	Delaware
BITUMINOUS RESOURCES, INC.	Kentucky	Hopkins County Regional
Landfill
BRENT RUN LANDFILL, INC.	Delaware	Brent Run Landfill
BROADACRE LANDFILL, INC.	Colorado	Pueblo Landfill and
Recycling Center
BUTLER COUNTY LANDFILL, INC.	Nebraska
CALPET, LLC	Wyoming
CAMINO REAL ENVIRONMENTAL CENTER, INC.	New Mexico
CAPITAL REGION LANDFILLS, INC.	New York
CARPENTER WASTE HOLDINGS, LLC	New York	Carpenter Waste
Carpenter Waste Removal
CHAMBERS DEVELOPMENT OF NORTH CAROLINA, INC.	North Carolina	Anson County Landfill
CHIQUITA CANYON, INC.	Delaware
CHIQUITA CANYON, LLC	Delaware	Chiquita Canyon Landfill
CLIFTON ORGANICS, LLC	New York
COLD CANYON LAND FILL, INC.	California	Cold Canyon Processing
Facility
COLUMBIA RESOURCE CO., L.P.	Washington
COMMUNITY REFUSE DISPOSAL, INC.	Nebraska
CONTRACTORS WASTE SERVICES, INC.	Kentucky
CORRAL DE PIEDRA LAND COMPANY	California
COUNTY WASTE — ULSTER, LLC	New York
COUNTY WASTE AND RECYCLING SERVICE, INC.	New York	Ace Carting
County Waste
Superior Waste
COUNTY WASTE TRANSFER CORP.	New York	Troy Transfer
Troy Transfer Station
CRI HOLDINGS, LLC	Delaware
CURRY TRANSFER & RECYCLING, INC.	Oregon	City Transfer and Recycling
County Transfer
& Recycling
Country Transfer
& Recycling
Extra Mile Disposal
& Hauling
Harrell's Septic
Roto-Rooter of Curry County
D.M. DISPOSAL CO., INC.	Washington	American Portable Storage
D.M. Recycling
Superior Refuse Removal
DELTA CONTRACTS, LLC	Delaware
DENVER REGIONAL LANDFILL, INC.	Colorado
DIVERSIFIED BUILDINGS, L.L.C.	Kansas
ECOSORT, L.L.C.	Oregon
EL PASO DISPOSAL, LP	Texas	El Paso Disposal

EXHIBIT 21.1

SUBSIDIARIES OF WASTE CONNECTIONS, INC.

Other Names
	State of	Under Which
	Incorporation/	Conducts
Subsidiary	Organization	Business
ELKO SANITATION COMPANY	Nevada	Waste Connections of
Nevada
EMPIRE DISPOSAL, INC.	Washington
ENTECH ALASKA, LLC	Alaska
ENVIRONMENTAL TRUST COMPANY	Tennessee
EVERGREEN DISPOSAL, INC.	Montana	Glacier Disposal
FINLEY-BUTTES LIMITED PARTNERSHIP	Oregon	Finley Buttes Landfill
Company
FINNEY COUNTY LANDFILL, INC.	Delaware
FORT ANN TRANSFER STATION, LLC	New York
FRONT RANGE LANDFILL, INC.	Delaware	Front Range Landfill
G&P DEVELOPMENT, INC.	Nebraska
GREEN WASTE SOLUTIONS OF ALASKA, LLC	Alaska
HAM LAKE HAULERS, INC.	Minnesota
HARDIN SANITATION, INC.	Idaho
HAROLD LEMAY ENTERPRISES, INCORPORATED	Washington	AA Better Trash & Junk
Clean Up
Aberdeen Sanitation Co.
Butler's Cove Refuse
Service
City Sanitary Co.
Eastern Grays Harbor
Disposal
EGH Disposal
Harbor Disposal Co.
Joes Refuse Service
Lakewood Recycling
Service
Lakewood Refuse Service
LeMay Inc
LeMay Mobile Shredding
LeMay Transportation
Services
Pacific Disposal
Pierce County Refuse
Recycle Services
Rural Garbage Service
White Pass Garbage
HIGH DESERT SOLID WASTE FACILITY, INC.	New Mexico
HUDSON VALLEY WASTE HOLDING, INC.	Delaware
ISLAND DISPOSAL, INC.	Washington	Whidbey Recycling
Services
J BAR J LAND, INC.	Nebraska
LACASSINE HOLDINGS, L.L.C.	Louisiana
LAKESHORE DISPOSAL, INC.	Idaho
LAUREL RIDGE LANDFILL, L.L.C.	Delaware
LEALCO, INC.	Texas	ABC Waste Collection
Waste Connections of Texas
Waste Connections of Texas
Rio Grande Valley
LFC, INC.	Delaware
MADERA DISPOSAL SYSTEMS, INC.	California	Allied Disposal Company
Avenal Landfill
Bishop Waste Disposal
Coastal Rolloff Service
Riverdale Disposal Service
Sierra Disposal
Western Johns

EXHIBIT 21.1

SUBSIDIARIES OF WASTE CONNECTIONS, INC.

Other Names
	State of	Under Which
	Incorporation/	Conducts
Subsidiary	Organization	Business
MAMMOTH DISPOSAL COMPANY	California
MANAGEMENT ENVIRONMENTAL NATIONAL, INC.	Washington
MASON COUNTY GARBAGE CO., INC.	Washington
MBO, LLC	Delaware	Lacassine Oilfield Services
MDSI OF LA, INC.	California
MILLENNIUM WASTE INCORPORATED	Indiana	Quad Cities Landfill
MISSION COUNTRY DISPOSAL	California
MORRO BAY GARBAGE SERVICE	California
MURREY’S DISPOSAL COMPANY, INC.	Washington	Olympic Disposal
NEBRASKA ECOLOGY SYSTEMS, INC.	Nebraska
NOBLES COUNTY LANDFILL, INC.	Minnesota
NORTHWEST CONTAINER SERVICES, INC.	Oregon
OKLAHOMA CITY WASTE DISPOSAL, INC.	Oklahoma
OKLAHOMA LANDFILL HOLDINGS, INC.	Delaware
OSAGE LANDFILL, INC.	Oklahoma
PIERCE COUNTY RECYCLING, COMPOSTING AND DISPOSAL, LLC	Washington	LRI
POTRERO HILLS LANDFILL, INC.	California	Potrero Hills Landfill
PRAIRIE DISPOSAL LLC	North Dakota
PRAIRIE LIQUIDS, LLC	Delaware
PSI ENVIRONMENTAL SERVICES INC.	Indiana	PSI WASTE
PSI ENVIRONMENTAL SYSTEMS, INC.	Indiana	PSI WASTE
R360 ARTESIA, LLC	Delaware
R360 CLACO, LLC	Delaware
R360 ENVIRONMENTAL SOLUTIONS, LLC	Delaware
R360 ENVIRONMENTAL SOLUTIONS HOLDINGS, INC.	Delaware
R360 ENVIRONMENTAL SOLUTIONS OF LOUISIANA, LLC	Delaware
R360 ENVIRONMENTAL SOLUTIONS OF MISSISSIPPI, LLC	Delaware
R360 ENVIRONMENTAL SOLUTIONS OF TEXAS, LLC	Delaware
R360 ES HOLDINGS, INC.	Delaware
R360 HITCHCOCK, LLC	Delaware
R360 LOGISTICS, LLC	Delaware
R360 OKLAHOMA, LLC	Delaware
R360 PERMIAN BASIN, LLC	New Mexico
R360 SHUTE CREEK, LLC	Delaware
R360 SILO, LLC	Delaware
R360 WILLISTON BASIN, LLC	Delaware
R.A. BROWNRIGG INVESTMENTS, INC.	Oregon	Cascade Disposal Company
Cascade Recycling Co.
Kelvic Disposal Co.
Kelvic Dropbox Company
Sun Country Disposal
RAILROAD AVENUE DISPOSAL, LLC	Delaware
RED CARPET LANDFILL, INC.	Oklahoma
RH FINANCIAL CORPORATION	Washington
RICH VALLEY, LLC	Minnesota
R.J.C. TRUCKING CO.	Oregon	Eugene Drop Box
RKS HOLDING, CORP.	New York
SANIPAC, INC.	Oregon
SAN LUIS GARBAGE COMPANY	California
SCOTT SOLID WASTE DISPOSAL COMPANY	Tennessee	Reliable Waste Services
Volunteer Landfill
SCOTT WASTE SERVICES, LLC	Kentucky
SEABREEZE RECOVERY, INC.	Delaware	Seabreeze Environmental
Seabreeze Environmental
Landfill

EXHIBIT 21.1

SUBSIDIARIES OF WASTE CONNECTIONS, INC.

Other Names
	State of	Under Which
	Incorporation/	Conducts
Subsidiary	Organization	Business
SEDALIA LAND COMPANY	Colorado
SIERRA HOLDING GROUP, LLC	New York
SIERRA PROCESSING, LLC	New York
SILVER SPRINGS ORGANICS L.L.C.	Washington
SJ RECLAMATION, INC.	Delaware
SKB (AUSTIN) ENVIRONMENTAL, LLC	Minnesota
SKB ENVIRONMENTAL, INC.	Minnesota
SKB RECYCLING, LLC	Minnesota
SOUTH COUNTY SANITARY SERVICE, INC.	California
STERLING AVENUE PROPERTIES, LLC	New York
STUTZMAN REFUSE DISPOSAL, INC.	Kansas
TACOMA RECYCLING COMPANY, INC.	Washington
TENNESSEE WASTE MOVERS, INC.	Delaware	TWM-Landfill
US LIQUIDS OF LA., L.P.	Delaware
VOORHEES SANITATION, L.L.C.	Idaho
WASCO COUNTY LANDFILL, INC.	Delaware
WASTE CONNECTIONS MANAGEMENT SERVICES, INC.	Delaware
WASTE CONNECTIONS OF ALABAMA, INC.	Delaware	Competitive Waste
Systems
WASTE CONNECTIONS OF ALASKA, INC.	Delaware	Alaska Green Waste
Solutions
Alaska Pacific Environmental
Services Anchorage
Alaska Waste
Alaska Waste - Anchorage
Alaska Waste Transfer
Anchorage Refuse
Commercial Refuse
Eagle River Refuse
Green Waste
Kodiak Sanitation
Peninsula Sanitation
Valley Refuse
Wasilla Refuse
WASTE CONNECTIONS OF ARIZONA, INC.	Delaware
WASTE CONNECTIONS OF ARKANSAS, INC.	Delaware
WASTE CONNECTIONS OF CALIFORNIA, INC.	California	Amador Disposal Service
Bear Valley Disposal
Service
Betts Disposal Service
Calaveras Sanitation
Services
Ebbetts Pass Disposal
Service
El Dorado Disposal
Service
GreenTeam
GreenTeam of San Jose
GreenWaste of Tehama
GT Waste
Mother Lode Sani-Hut
Rent-A-Bin
Sani-Hut Portable Toilets
SEI Debris Box
SEI Solid Waste
Western El Dorado
Recovery Systems
Westside Sanitation

EXHIBIT 21.1

SUBSIDIARIES OF WASTE CONNECTIONS, INC.

Other Names
	State of	Under Which
	Incorporation/	Conducts
Subsidiary	Organization	Business
WASTE CONNECTIONS OF CANADA HOLDINGS, INC.	Delaware
WASTE CONNECTIONS OF COLORADO, INC.	Delaware	All Trash Service
Aspen Waste
Aspen Waste Systems
Community Recycling
Denver Roll-Off Service
Diamond Disposal
Eagle Waste & Recycling
Service
Eagle Waste Services
Eagle Waste Services, Inc.
Eagle Roll-Off, Inc.
El Paso Disposal Services
Fremont Disposal
Horizon Property Management
Platte Valley Disposal
Pueblo Disposal
Pueblo Disposal &
Recycling Service
Snowy Peaks Trash
Company
Solid Waste Transfer
Services
Southside Landfill
The Trash Company
Town & Country Disposal
U.S. Disposal
U.S. Disposal Services
WASTE CONNECTIONS OF GEORGIA, INC.	Delaware
WASTE CONNECTIONS OF IDAHO, INC.	Indiana	Mountain Jack
Environmental Services
T, T & R Enterprises
Valley Waste and Recycling
WASTE CONNECTIONS OF ILLINOIS, INC.	Delaware	Millenium Waste
WASTE CONNECTIONS OF IOWA, INC.	Iowa	E-Z Sanitation
Stone Sanitation
Town & Country Disposal
Whaley Waste Systems
WASTE CONNECTIONS OF KANSAS, INC.	Delaware	Anderson Trash Service
Best Yet Refuse
Collectia LTD.
Dual County Sanitation
Northend Disposal
Plumb Thicket Landfill
R-Arrow
Salina Waste Systems
WASTE CONNECTIONS OF KENTUCKY, INC.	Delaware	Corbin's Disposal Service
Kentucky Waste
Systems, Inc.
Mid-State Recycling
Waste Disposal
Mid-State Recycling
Waste Systems
Mid-State Waste
Waste Systems, Inc.

EXHIBIT 21.1

SUBSIDIARIES OF WASTE CONNECTIONS, INC.

Other Names
	State of	Under Which
	Incorporation/	Conducts
Subsidiary	Organization	Business
WASTE CONNECTIONS OF LEFLORE, LLC	Mississippi
WASTE CONNECTIONS OF LOUISIANA, INC.	Delaware	Delta Disposals
Diamond Disposal
Good Neighbor Disposal
WASTE CONNECTIONS OF MINNESOTA, INC.	Minnesota	Hendrickson Sanitation
L & L Sanitation
Schaap Sanitation
Scotting Sanitation
Ulrich Sanitation

WASTE CONNECTIONS OF MISSISSIPPI DISPOSAL SERVICES, LLC	Mississippi
WASTE CONNECTIONS OF MISSISSIPPI, INC.	Delaware	Asco Sanitation
Buck Run Landfill
Northeast Mississippi
Regional Landfill
WASTE CONNECTIONS OF MONTANA, INC.	Delaware	Bitterroot Disposal
Valley Recycling
Victor Transfer
WASTE CONNECTIONS OF NEBRASKA, INC.	Delaware	Allied Refuse
Art's Garbage Service
B&B Sanitary Service
Big Red Roll Off
Central Waste Disposal
Countryside Services
Duren Sanitation
J&J Sanitation
Junk in the Box
Midwest Refuse
Service Commercial
Omega Systems
Papillion Sanitation
Sanitation Systems
Saunders County
Disposal
Schaben Sanitation
SGS Sanitation
Shrader Refuse and
Recycling Service
Company
Steve's Sanitation
Steve's Sanitation Service
The Garbage Company
Ummel Sanitation
Wahoo Sanitation
White Sanitation
WASTE CONNECTIONS OF NEW MEXICO, INC.	Delaware	Silva Sanitation
Southwest Disposal
WASTE CONNECTIONS OF NORTH CAROLINA, INC.	Delaware	Queen City Transfer Station
Waste Connections of the
Carolinas
WASTE CONNECTIONS OF OKLAHOMA, INC.	Oklahoma	Metropolitan Waste
Services
Oklahoma Disposal
& Sanitation
Waste Connections

EXHIBIT 21.1

SUBSIDIARIES OF WASTE CONNECTIONS, INC.

Other Names
	State of	Under Which
	Incorporation/	Conducts
Subsidiary	Organization	Business
WASTE CONNECTIONS OF OREGON, INC.	Oregon	American Sanitary Service
Arrow Sanitary Service
Babe's Garbage Service
Bandon Disposal &
Recycling
Clatskanie Sanitary
Service
EWSI
Environmental Waste
Systems
Hood River Garbage
Service
Hood River Recycling
& Transfer Station
Hudson Portable Toilet
Service
Hudson's Garbage Service
Les' County Sanitary
Les' Sanitary Service
North Bend Sanitation
Service
Oregon Paper Fiber
Public Disposal and
Recyling Center
Sweet Home Sanitation
Service
Sweet Home Transfer
& Recycling
The Dalles Disposal
The Dalles Transfer Station
Wally's Portable Restrooms
WASTE CONNECTIONS OF SOUTH CAROLINA, INC.	Delaware	Waste Connections of the
Carolinas
WASTE CONNECTIONS OF SOUTH DAKOTA, INC.	South Dakota	A & C Keiffer Sanitation
Art's Garbage Service
Cook's Wastepaper
& Recycling
Dakota Data Shred
Envirotech Waste Services
Kieffer Sanitation
Novak Enterprises
Novak Sanitary Service
Pierre Recycling Center
Ron's Dray
Sioux Valley Sanitation
Service
Steve's Garbage Service
Van Zee Sanitary Service
Walker Refuse
WASTE CONNECTIONS OF TENNESSEE, INC.	Delaware	Asco Sanitation
Clarksville Disposal
Cumberland Waste
Cumberland Waste
Disposal
LMP Transportation
Company
Ocoee Environmental
Services
Scott Solid Waste
Snelson's Trash Service
Southern Disposal

EXHIBIT 21.1

SUBSIDIARIES OF WASTE CONNECTIONS, INC.

Other Names
	State of	Under Which
	Incorporation/	Conducts
Subsidiary	Organization	Business
WASTE CONNECTIONS OF TEXAS, LLC	Delaware	Hardy Road Transfer Station
Waste Connections of Texas
West Texas Disposal
WASTE CONNECTIONS OF THE CENTRAL VALLEY, INC.	California	Environmental Waste
Management
Kingsburg Disposal
Service
WASTE CONNECTIONS OF UTAH, INC.	Delaware	City Sanitation
Roche & Sons
WASTE CONNECTIONS OF WASHINGTON, INC.	Washington	Buchmann Sanitation
Service
Empire Disposal Hauling
The Disposal Group
Triangle Resources
Twin City Sanitary Service
Vancouver Sanitary Service
WASTE CONNECTIONS OF WYOMING, INC.	Delaware	American Disposal
American Disposal, Inc.
BW Waste
Edwal Services
Green River Valley Refuse
WASTE CONNECTIONS TRANSPORTATION COMPANY, INC.	Oregon
WASTE REDUCTION SERVICES, L.L.C.	Oregon
WASTE SERVICES OF N.E. MISSISSIPPI, INC.	Mississippi
WASTE SOLUTIONS GROUP OF SAN BENITO, LLC	Delaware	John Smith Road Landfill
WCI-WHITE OAKS LANDFILL, INC.	Delaware	White Oaks Landfill
WEST BANK ENVIRONMENTAL SERVICES, INC	Indiana	Westbank Sanitation
WEST COAST RECYCLING AND TRANSFER, INC.	Oregon	Public Disposal and
Recycling Center
Store-It
WEST VALLEY COLLECTION & RECYCLING, LLC	California
WYOMING ENVIRONMENTAL SERVICES, INC.	Indiana	Wyoming Waste Systems
YAKIMA WASTE SYSTEMS, INC.	Washington